FEBRUARY 23, 2023 2022 Q4 & FULL YEAR 2022 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2021 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on February 23, 2023.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

CEO Perspective

Net Income ($M)



$68
$73
$105
$93
3.9%
3.7%
6.0%
4.7%
GAAP
Adj. NI*
Q4'21
Q4'22

Adj. EBITDA* ($M)



$174
$179
9.9%
9.1%
Q4'21
Q4'22

Highest fourth quarter net sales in history, up 14.1% per day YoY**

- Higher selling prices YoY drove growth; Pricing stable sequentially
- Total volumes per day down MSD YoY, weakness in new single-family
- Strong prior year shingle comparable

Record fourth quarter net income and Adjusted EBITDA*

- 12th straight quarter of YoY Adjusted EBITDA* increases
- Full year net income margin of 5.4%, Adjusted EBITDA margin* of 10.8%

Capital allocation balancing growth and shareholder returns

- Acquired Coastal Construction Products; Active acquisition pipeline
- Repurchased 6.8M shares ($388M) in 2022
- Maintained balance sheet flexibility, ample capacity to invest

*Non-GAAP measure; see Appendix for definition and reconciliation **Percentages adjusted for one less selling day in Q4'22 as compared to Q4'21

Notes: All quarterly information and comparisons reflect Continuing Operations which includes the Solar Products business divested on 12/1/21. Percentages within the bar charts represent each metric as a % of net sales.

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BEACON

becn.com5 Ambition 2025 Strategy – Resilient Through the Cycle Accelerating value creation for our customers, employees and shareholders RELENTLESS CUSTOMER FOCUS DRIVING OPERATIONAL EXCELLENCE • Branch Optimization • Beacon OTC® Network Expansion • Continuous Improvement BUILDING A WINNING CULTURE • Winning the Best Talent • Building More in Our Communities • Doing the Right Thing • Values-Based ESG DRIVE ABOVE MARKET GROWTH • Enhanced Customer Experience • Go to Market Strategy • Footprint Expansion • Margin Initiatives • Reset Business Focus • Strong Growth & Margin Trajectory • Cash Flow & Liquidity Support Share Buybacks CREATING SHAREHOLDER VALUE

Executing on Ambition 2025 Initiatives

BUILDING A WINNING CULTURE

- Increasing Board of Directors diversity with the addition of two new members
- Continued active partnership with Rebuilding Together through Beacon volunteer efforts
- Launched trials of EV express vans, forklifts, and delivery cranes

DRIVING ABOVE MARKET GROWTH

- Acquired 19 branches and opened 12 Greenfield locations in Q4 adding capacity in growth markets
- Digital sales +26% in Q4 YoY, launched mobile app
- Customer Experience pilots seeing improved operating performance and sales growth

DRIVING OPERATIONAL EXCELLENCE

- Bottom Quintile Branch initiative added $4M bottom-line contribution in Q4 YoY
- Branch revitalization pilots optimizing pick path & load sequence reducing fulfillment times per order
- Beacon OTC® model results in network efficiency & enhanced service level supporting sales growth

CREATING SHAREHOLDER VALUE

- Record Q4 net sales, net income & Adj. EBITDA*
- Completed June Accelerated Share Repurchase agreement retiring additional 1.1M shares in Q4
- Retained financial flexibility, ample capacity to invest with net debt leverage* of 2.0x as of 12/31

Significant progress toward achieving the targets set out in our Ambition 2025 strategy

*Non-GAAP measure; see Appendix for definition and reconciliation

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BEACON

becn.com7 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FRANK LONEGRO

Q4 2022 Sales and Mix

Net Sales ($M)*


$1,755
$1,969
+14.1%
Q4'21
Q4'22

Net Sales Mix


22%
49%
29%
Residential
Non-residential
Complementary

Net Sales by Line of Business (LOB) ($M)*


$920
$967
+6.9%
$449
$563
+27.1%
$386
$440
+15.9%
Residential
Non-residential
Complementary
Q4'21
Q4'22

Sales growth of 14.1% per day*

- Disciplined price execution drove growth across all three LOBs
- Backlog converting sequentially, remains above pre-pandemic levels

Residential sales per day up 6.9%*

- Pricing drove growth YoY, stable QoQ
- Volumes outpaced market, down HSD per day YoY vs. strong PY
- Single-family new construction activity slowed during the quarter

Non-residential sales per day up 27.1%*

- Pricing execution nearly offset significant product cost inflation
- Volume down MSD per day YoY, higher single-ply demand
- Supply chain improving while project cycle times remain elevated

Complementary sales per day up 15.9%*

- Above market growth in siding products, waterproofing benefited from the acquisition of Coastal Construction Products
- Higher prices across nearly all product lines

*Percentages adjusted for one less selling day in Q4'22 as compared to Q4'21

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BEACON

becn.com9 100 145 137 139 121 148 146 152 144 171 173 156 Sales Per Hour Worked*** (Indexed to Q1’20) *Non-GAAP measure; see Appendix for definition and reconciliation **Headcount does not include acquisitions ***Hours worked reflect all company-wide hourly employees, but excludes salaried/commission-based personnel Notes: All quarterly information and comparisons reflect Continuing Operations. Percentages within the bar charts represent each metric as a % of net sales. Q4 2022 Margin and Expense 25.4% 26.3% 26.2% Q4'20 Q4'21 Q4'22 Gross Margin Gross margin -10 bps YoY • Price-cost positive YoY, better than expected • Higher non-residential sales mix YoY Adjusted OpEx* +$58M YoY, 18.5% of sales • Inflation in wages, insurance & benefits and T&E • Higher commissions and incentive comp • OpEx associated with Ambition 2025 investments to drive growth & margin • Newly opened and acquired branches • M&A and Greenfield project teams • Sales organization, customer experience, pricing tools and e-commerce technologies $355 $306 $389 $364 GAAP Adj. OpEx* Operating Expense ($M) Q4'21 Q4'22 17.5% 18.5% 19.8%20.2% 6,667 6,543 6,715 7,116 7,098 7,060 Headcount**

Strong Balance Sheet, Capacity to Invest in Growth

Operating Cash Flow ($M)



($84) ($86)
$103 $125
$98 $167
$50 $60
($162) ($162)
($25) ($24)
$268 $269
$320 $320
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22
GAAP
Adj. OCF*

Net Inventory ($M)**



$1,087 $1,171 $1,085 $1,162 $1,462 $1,549 $1,389 $1,323
Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22

Net Debt Leverage*



6.1 5.3 4.7 4.8 2.9 2.4 2.1 2.1 2.3 2.5 2.0 2.0
Q1'20*** Q2'20*** Q3'20*** Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22

Q4'22 Proforma Debt
Maturity by Year ($M)****



$0
$561
$300
$261
$985
$350
2022 2025 2026 2027 2028 2029
ABL
Secured Notes
Term Loan
Unsecured Notes

Strong cash generation in Q4'22

- Inventory reduction plan resulted in ~$230M decrease from Q2'22 levels
- Highest Op. Cash Flow since Q2'20

Ample balance sheet capacity

- Net debt leverage* 2.0x at 12/31
- >$1.0B liquidity as of 12/31 quarter end

Balanced capital allocation remains priority

- Increased reinvestment in existing operations
- Reduced net shares outstanding to 64.2M as of 12/31 compared to 70.4M at prior year end
- Acquisition pipeline remains active

Investing in value-creating opportunities to achieve Ambition 2025 goals

*Non-GAAP measure; see Appendix for definition and reconciliation
**All periods presented are balances from continuing operations only
***Calculation for these periods include amounts derived from combined operations – see Appendix for further detail
****Maturities shown as of Q4'22; excl impact of debt issuance cost amortization & required $10M annual paydown of 2028 Term Loan

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BEACON

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com12 Reflections on a Record 2022 *Non-GAAP measure; see Appendix for definition and reconciliation Note: All full year information and comparisons reflect Continuing Operations Beacon delivered tangible progress in 2022 towards our Ambition 2025 targets • Net sales growth of 24% to $8.4B • Record full year net income and Adj. EBITDA* • Record digital & private label sales, adoption rates • Record National Accounts sales, up 36% YoY • Bottom quintile branches added $36M to bottom line • 5 acquisitions adding footprint & capabilities • 16 Greenfields in 12 states • Key leadership positions filled, advancing DE&I • Repurchased and retired 6.8M shares ($388M) Highlights Ambition 2025 Targets (as presented on February 24, 2022)

becn.com13 2023 market outlook • Market fundamentals to remain stable, non-discretionary repair, restoration & re-roofing represents significant portion of demand • Single-family new construction activity expected to be subdued in H1’23 • While the recent ABI reading is slightly below 50, booking activity remains healthy & backlog provides continued support Q1’23 expectations • January 2023 sales per day up ~5.5% YoY*; Q1’23 net sales to be up ~5% YoY (up ~3.5% on a per day basis YoY*) • Gross margins expected to be in the ~25.5% range with OpEx dollars similar to the fourth quarter of ‘22 Full Year 2023 indications • Expect net sales growth of 2 – 4% YoY, including contributions from previously announced acquisitions • Gross margin YoY to be impacted from inventory profit roll-off, partially offset by structural gains from margin enhancing initiatives • Focused on Ambition 2025 initiatives, execution on customer experience, operational excellence and pricing • Adjusted EBITDA** of $810 – $870M; Continued normalization of inventory levels, higher free cash flow conversion Continue to strategically invest in initiatives to drive toward Ambition 2025 targets • Expect to remain acquisitive consistent with the enhanced M&A pipeline • Continued acceleration in greenfield investment to yield at least 15 new locations in 2023 • New share repurchase program of $500M inclusive of $112M remaining authorization under current program Closing Thoughts *Percentages adjusted for one more selling day in Q1’23 as compared to Q1’22 **Non-GAAP measure; see Appendix for definition and reconciliation Beacon is well-positioned for 2023 and to deliver on Ambition 2025 targets

APPENDIX

Reconciliations: Non-GAAP Financial Measures

RESULTS BY QUARTER (CONTINUING OPERATIONS)

	Three Months Ended											
($M)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022
Net sales	$1,197.1	$1,549.3	$1,755.0	$ 1,576.5	$1,318.0	$1,872.1	$1,875.4	$ 1,754.9	$1,686.9	$2,358.2	$2,415.2	$ 1,969.4
Gross profit	$ 270.4	$ 368.7	$ 441.3	$ 399.7	$ 332.8	$ 517.4	$ 507.8	$ 461.6	$ 439.5	$ 650.2	$ 630.2	$ 515.6
Gross margin %	22.6%	23.8%	25.1%	25.4%	25.3%	27.6%	27.1%	26.3%	26.1%	27.6%	26.1%	26.2%
Adjusted Operating Expense												
Operating expense	$ 446.0	$ 293.5	$ 324.9	$ 304.6	$ 310.0	$ 336.6	$ 349.7	$ 355.2	$ 348.2	$ 395.8	$ 398.8	$ 389.3
Acquisition costs	(28.4)	(32.6)	(31.9)	(26.6)	(25.9)	(26.0)	(25.9)	(22.6)	(21.9)	(23.2)	(23.5)	(21.9)
Restructuring costs*	(143.5)	(1.0)	(0.4)	(1.9)	(5.3)	(1.6)	(2.8)	(25.2)	(1.7)	(2.9)	(1.4)	(2.8)
COVID-19 impacts	—	(3.4)	(0.8)	(0.3)	(0.5)	(0.4)	(0.4)	(1.0)	(1.4)	(0.1)	(0.2)	(0.3)
Adjusted Operating Expense	$ 274.1	$ 256.5	$ 291.8	$ 275.8	$ 278.3	$ 308.6	$ 320.6	$ 306.4	$ 323.2	$ 369.6	$ 373.7	$ 364.3
Operating expense % of sales	37.3%	18.9%	18.5%	19.3%	23.5%	18.0%	18.6%	20.2%	20.7%	16.8%	16.5%	19.8%
Adjusted Operating Expense % of sales	22.9%	16.6%	16.6%	17.5%	21.1%	16.5%	17.1%	17.5%	19.2%	15.7%	15.5%	18.5%
Adjusted EBITDA												
Net income (loss) from continuing operations	$ (121.4)	$ (4.1)	$ 68.2	$ 47.4	$ (10.5)	$ 79.8	$ 104.5	$ 68.1	$ 55.8	$ 174.5	$ 154.8	$ 73.3
Interest expense, net	35.6	35.4	32.7	31.3	29.5	23.1	17.1	17.0	17.2	19.1	23.6	26.3
Income taxes	(77.9)	44.1	16.9	17.7	(4.8)	27.1	37.3	20.9	18.9	61.0	53.8	27.6
Depreciation and amortization*	183.2	45.0	43.9	39.4	42.2	40.3	40.3	38.7	38.9	40.4	40.9	39.0
Stock-based compensation	4.4	3.3	3.5	3.8	4.2	5.5	4.9	2.8	5.1	8.0	7.9	6.6
Acquisition costs	(2.8)	1.6	1.8	1.1	0.6	0.7	0.9	0.4	0.5	1.7	1.6	2.6
Restructuring costs	1.0	1.9	1.2	1.9	12.6	52.5	2.7	25.2	1.7	2.9	1.4	2.8
COVID-19 impacts	—	3.4	0.8	0.3	0.5	0.4	0.4	1.0	1.4	0.1	0.2	0.3
Adjusted EBITDA	$ 22.1	$ 130.6	$ 169.0	$ 142.9	$ 74.3	$ 229.4	$ 208.1	$ 174.1	$ 139.5	$ 307.7	$ 284.2	$ 178.5
Net income (loss) % of sales	(10.1%)	(0.3%)	3.9%	3.0%	(0.8%)	4.3%	5.6%	3.9%	3.3%	7.4%	6.4%	3.7%
Adjusted EBITDA % of sales	1.8%	8.4%	9.6%	9.1%	5.6%	12.3%	11.1%	9.9%	8.3%	13.0%	11.8%	9.1%

We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

Adjusted EBITDA for the fiscal year ended 12/31/22 can be derived by adding Adjusted EBITDA for each of the constituent four quarters. Dividing Adjusted EBITDA for the fiscal year ended 12/31/22 of $910.0 by net sales for that period of $8,429.7 results in an Adjusted EBITDA margin of 10.8%.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

For additional information see our latest Form 8-K, filed with the SEC on February 23, 2023.

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becn.com17 ADJUSTED OPERATING CASH FLOW We define Adjusted Operating Cash Flow as net cash provided by (used in) operating activities (as calculated on a GAAP basis) excluding the impact of discontinued operations and other non-recurring cash activity related to the Company’s divestiture of its Interior Products business to Foundation Building Materials (“FBM”). * Net cash collected on behalf of, and repaid to, FBM as part of the ongoing transaction services agreement. Reconciliations: Non-GAAP Financial Measures ($M) 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 Net cash provided by (used in) operating activities (84.0)$ 102.7$ 98.4$ 49.6$ (162.0)$ (25.0)$ 268.2$ 319.9$ Operating cash flows used in discontinued operations 21.8 — — — — — — — Income taxes paid related to Interior Products divestiture 3.3 43.3 16.7 9.9 — — — — Cash (collected) repaid on behalf of FBM* (27.3) (20.8) 52.0 0.1 (0.4) 1.5 0.9 0.3 Adjusted Operating Cash Flows (86.2)$ 125.2$ 167.1$ 59.6$ (162.4)$ (23.5)$ 269.1$ 320.2$ Three Months Ended

Reconciliations: Non-GAAP Financial Measures

NET DEBT LEVERAGE

($M)	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022
Gross total debt	$ 3,576.8	$ 3,419.8	$ 2,818.3	$ 2,714.7	$ 2,135.5	$ 1,663.2	$ 1,660.0	$ 1,657.8	$ 1,807.8	$ 2,123.5	$ 1,905.3	$ 1,911.2
Less: cash and cash equivalents	(781.2)	(1,018.4)	(624.6)	(461.4)	(619.3)	(188.9)	(260.0)	(225.8)	(52.4)	(54.6)	(84.9)	(67.7)
Net debt	$ 2,795.6	$ 2,401.4	$ 2,193.7	$ 2,253.3	$ 1,516.2	$ 1,474.3	$ 1,400.0	$ 1,432.0	$ 1,755.4	$ 2,068.9	$ 1,820.4	$ 1,843.5
Adjusted EBITDA* for the quarter ended:												
6/30/2019	$ 157.8	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
9/30/2019	169.1	169.1	—	—	—	—	—	—	—	—	—	—
12/31/2019	94.3	94.3	94.3	—	—	—	—	—	—	—	—	—
3/31/2020	38.9	38.9	38.9	22.1	—	—	—	—	—	—	—	—
6/30/2020	—	147.5	147.5	130.6	130.6	—	—	—	—	—	—	—
9/30/2020	—	—	190.9	169.0	169.0	169.0	—	—	—	—	—	—
12/31/2020	—	—	—	142.9	142.9	142.9	142.9	—	—	—	—	—
3/31/2021	—	—	—	—	74.3	74.3	74.3	74.3	—	—	—	—
6/30/2021	—	—	—	—	—	229.4	229.4	229.4	229.4	—	—	—
9/30/2021	—	—	—	—	—	—	208.1	208.1	208.1	208.1	—	—
12/31/2021	—	—	—	—	—	—	—	174.1	174.1	174.1	174.1	—
3/31/2022	—	—	—	—	—	—	—	—	139.5	139.5	139.5	139.5
6/30/2022	—	—	—	—	—	—	—	—	—	307.7	307.7	307.7
9/30/2022	—	—	—	—	—	—	—	—	—	—	284.2	284.2
12/31/2022	—	—	—	—	—	—	—	—	—	—	—	178.5
TTM Adjusted EBITDA	$ 460.1	$ 449.8	$ 471.6	$ 464.6	$ 516.8	$ 615.6	$ 654.7	$ 685.9	$ 751.1	$ 829.4	$ 905.5	$ 909.9
Net Debt Leverage	6.1x	5.3x	4.7x	4.8x	2.9x	2.4x	2.1x	2.1x	2.3x	2.5x	2.0x	2.0x

We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters.

* Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 19 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and forward are based on Adjusted EBITDA from continuing operations (see slide 16 for reconciliations).

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BEACON

Reconciliations: Non-GAAP Financial Measures

CERTAIN 2019-2020 RESULTS BY FISCAL QUARTER (COMBINED OPERATIONS)

	Three Months Ended					
($M)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
Net income (loss)	$ 31.0	$ 27.4	$ (23.4)	$ (122.6)	$ (6.7)	$ 71.9
Interest expense, net	40.2	38.4	34.7	35.6	35.3	32.7
Income taxes	5.2	20.8	(9.6)	(81.8)	46.6	18.1
Depreciation and amortization*	69.4	69.5	63.9	204.9	61.8	60.6
Stock-based compensation	4.6	3.5	5.2	4.7	3.5	3.8
Acquisition costs	5.7	3.8	3.8	(2.8)	1.6	1.8
Restructuring costs	1.7	5.7	19.7	0.9	2.0	1.2
COVID-19 impacts	—	—	—	—	3.4	0.8
Adjusted EBITDA (Combined)	$ 157.8	$ 169.1	$ 94.3	$ 38.9	$ 147.5	$ 190.9

This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 18.

We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

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BEACON

becn.com20 *Composed of Acquisition and Restructuring costs 2023 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures